4th Quarter 2016 Earnings Report February 16, 2017

This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Fourth Quarter earnings conference call held on February 16, 2017. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and any other filings CVR Partners, LP makes with the Securities and Exchange Commission.  CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. All information in this earnings report is unaudited other than the consolidated statement of operations data for the year ended December 31, 2015 and the balance sheet data as of December 31, 2013 through 2015. Forward Looking Statements 2

Consolidated Results Fourth Quarter Year to Date (In millions, except for EPS/EPU/Distributions) 12/31/2016 12/31/2015 Percent Change 12/31/2016 12/31/2015 Percent Change Net income (loss) attributable to CVR Energy stockholders $ 7.1 $ (45.0) -116% $ 24.7 $ 169.6 -85% Diluted earnings (loss) per share $ 0.08 $ (0.52) -115% $ 0.28 $ 1.95 -86% Adjusted net income (loss) per diluted share(1) $ 0.05 $ (0.05) -200% $ 0.48 $ 2.71 -82% EBITDA(2) $ 27.2 $ (31.8) -186% $ 153.9 $ 390.4 -61% Adjusted EBITDA(2) $ 22.8 $ 35.6 -36% $ 181.6 $ 498.8 -64% Adjusted Petroleum EBITDA(3) $ 27.7 $ 16.4 69% $ 222.8 $ 602.0 -63% CVR Refining Distributions $ — $ — —% $ — $ 2.75 -100% Adjusted Nitrogen Fertilizer EBITDA(4) $ 18.3 $ 28.5 -36% $ 92.7 $ 106.8 -13% CVR Partners Distributions(5) $ — $ 0.27 -100% $ 0.44 $ 1.11 -60% (1) Non-GAAP reconciliation on slide 10 (2) Non-GAAP reconciliation on slide 11 (3) Non-GAAP reconciliation on slide 12 (4) Non-GAAP reconciliation on slide 13 (5) On April 1, 2016, the Nitrogen Fertilizer Partnership completed the merger (the "East Dubuque Merger") with CVR Nitrogen, LP (“CVR Nitrogen”) (formerly known as East Dubuque Nitrogen Partners, L.P. and also formerly known as Rentech Nitrogen Partners L.P.) and CVR Nitrogen GP, LLC ("CVR Nitrogen GP") (formerly known as East Dubuque Nitrogen GP, LLC and also formerly known as Rentech Nitrogen GP, LLC), whereby the Nitrogen Fertilizer Partnership acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). Prior to the East Dubuque Merger, CVR Partners had 73.1 million units outstanding, and post-merger it has 113.3 million units outstanding.  Available cash for distribution per common unit for the three months and year ended December 31, 2016 is calculated on the post-merger common units outstanding. 3

Capital Structure $500 $400 $300 $200 $100 $0 -$100 -$200 -$300 -$400 2013 2014 2015 2016 $(165.9) $(78.8) $(91.6) $458.3 Note: Refer to slide 8 for metrics used in calculation (1) Amounts presented are gross debt not net of unamortized debt issuance costs or unamortized discount. Financial Metrics 2013 2014 2015 2016 w Debt to Capital 36% 41% 41% 58% w Debt to Adj. EBITDA 1.0 1.4 1.4 6.6 w Net Debt to Adj. EBITDA (0.3) (0.2) (0.2) 2.5 As of 12/31/2016 Consolidated Cash and cash equivalents $ 735.8 CVR Refining $400mm ABL — $250mm Revolver — Capital Lease Obligations 46.9 6.5% Unsecured Notes due 2022 500.0 Total CVR Refining Debt(1) $ 546.9 CVR Partners $50mm ABL — 9.25% Senior Secured Notes due 2023 645.0 6.5% Unsecured Noted due 2021 2.2 Total CVR Partners Debt(1) $ 647.2 CVR Energy Loan to CVR Refining — Total Debt $ 1,194.1 CVR Stockholders' Equity 858.1 Total Capitalization $ 2,052.2 Capitalization ($ in millions) 4 Consolidated Net Debt (Cash) ($ in millions)

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. 6

Non-GAAP Financial Measures (cont'd) Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. Adjusted net income represents net income, as adjusted, that is attributable to CVR Energy stockholders. EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit) and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for consolidated (i) FIFO impact (favorable) unfavorable, (ii) loss on extinguishment of debt, (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measure of EBITDA and adjusted EBITDA),(iv) (gain) loss on derivatives, net, (v) current period settlements on derivative contracts, (vi) flood insurance recovery, (vii) business interruption insurance recovery and (viii) transaction expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to noncontrolling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Prior to 2016, EBITDA was also adjusted for share-based compensation expense in calculating Adjusted EBITDA. Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards.  Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders. Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measure of EBITDA and adjusted EBITDA); (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; (vii) flood insurance recovery; (viii) transaction expenses associated with the East Dubuque Merger and (ix) business interruption insurance recovery. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners' calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners' ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 7

Capital Structure Financials Full Year ($ in millions) 2013 2014 2015 2016 n Cash $ 842.1 $ 753.7 $ 765.1 $ 735.8 n Total Debt, including current portion(1) 676.2 674.9 673.5 1,194.1 n Net Debt (Cash) (165.9) (78.8) (91.6) 458.3 n CVR Stockholder's Equity 1,188.6 988.1 984.1 858.1 n Adjusted EBITDA(2)(3) $ 659.7 $ 473.5 $ 498.8 $ 181.6 Note: Includes cash and debt of CVR Partners and CVR Refining (1) Amounts presented are gross debt not net of unamortized debt issuance costs or unamortized discount (2) Definition on slide 7 (3) Non-GAAP reconciliation on slide 9 8

Consolidated Non-GAAP Financial Measures Financials Full Year ($ in millions) 2013 2014 2015 2016 Net income attributable to CVR Energy stockholders $ 370.7 $ 173.9 $ 169.6 $ 24.7 Interest expense and other financing costs, net of interest income 49.3 39.1 47.4 83.2 Income tax expense (benefit) 183.7 97.7 84.5 (19.8) Depreciation and amortization 142.8 154.4 164.1 193.1 FIFO impact, (favorable) unfavorable (21.3) 160.8 60.3 (52.1) Share-based compensation 18.4 12.3 12.8 — Major scheduled turnaround expenses — 6.8 109.2 38.1 Loss on extinguishment of debt 26.1 — — 4.9 (Gain) loss on derivatives, net (57.1) (185.6) 28.6 19.4 Current period settlements on derivative contracts(1) 6.4 122.2 (26.0) 36.4 Flood insurance recovery(2) — — (27.3) — Expenses associated with the East Dubuque Merger(3) — — 2.3 3.1 Insurance recovery - business interruption(4) — — — (2.1) Adjusted EBITDA and EBITDA adjustments attributable to noncontrolling interest (59.3) (108.1) (126.7) (147.3) Adjusted EBITDA(5) $ 659.7 $ 473.5 $ 498.8 $ 181.6 (1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (2) Represents an insurance recovery from environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007. (3) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the years ended December 31, 2016 and 2015 that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses. (4) CVR Partners received a business interruption insurance recovery of $2.1 million in the third quarter of 2016. (5) Definition on slide 7 9

Consolidated Non-GAAP Financial Measures Financials Fourth Quarter Year to Date ($ in millions, except per share data) 12/31/2016 12/31/2015 12/31/2016 12/31/2015 Income (loss) before income tax expense (benefit) $ (28.1) $ (98.6) $ (10.9) $ 382.3 FIFO impact, (favorable) unfavorable (22.4) 26.6 (52.1) 60.3 Share-based compensation(1) — 3.7 — 12.8 Major scheduled turnaround expenses — 84.9 38.1 109.2 (Gain) loss on derivatives, net 14.6 (23.6) 19.4 28.6 Current period settlement on derivative contracts(2) 1.2 8.1 36.4 (26.0) Flood insurance recovery(3) — — — (27.3) (Gain) loss on extinguishment of debt(4) (0.2) — 4.9 — Expenses associated with the East Dubuque Merger(5) — 0.8 3.1 2.3 Insurance recovery - business interruption(6) — — (2.1) — Adjusted net income (loss) before income tax expense and noncontrolling interest (34.9) 1.9 36.8 542.2 Adjusted net income (loss) attributed to noncontrolling interest 15.5 (0.3) (4.1) (179.8) Income tax benefit (expense), as adjusted 23.8 (5.9) 8.8 (127.3) Adjusted net income (loss)(7) 4.4 (4.3) 41.5 235.1 Adjusted net income (loss) per diluted share $ 0.05 $ (0.05) $ 0.48 $ 2.71 (1) Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) for share-based compensation expense to derive Adjusted net income. Adjusted net income (loss) for the three months and year ended December 31, 2015 would have been $(6.6) and $227.3 million, respectively, without adjusting for share-based compensation expense of $3.7 and $12.8 million, respectively. (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (3) Represents an insurance recovery from environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007. (4) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment. (5) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the three months ended December 31, 2015 and the years ended December 31, 2016 and 2015 that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses. (6) CVR Partners received a business interruption insurance recovery of $2.1 million in the third quarter of 2016. (7) Definition on slide 7 10

Consolidated Non-GAAP Financial Measures Financials Fourth Quarter Year to Date ($ in millions) 12/31/2016 12/31/2015 12/31/2016 12/31/2015 Net income (loss) attributable to CVR Energy stockholders $ 7.1 $ (45.0) $ 24.7 $ 169.6 Interest expense and other financing costs, net of interest income 26.9 11.7 83.2 47.4 Income tax expense (benefit) (22.1) (20.7) (19.8) 84.5 Depreciation and amortization 52.3 40.9 193.1 164.1 Adjustments attributable to noncontrolling interest (37.0) (18.7) (127.3) (75.2) EBITDA(1) $ 27.2 $ (31.8) $ 153.9 $ 390.4 FIFO impact, (favorable) unfavorable (22.4) 26.6 (52.1) 60.3 Share-based compensation(2) — 3.7 — 12.8 Major scheduled turnaround expenses — 84.9 38.1 109.2 (Gain) loss on derivatives, net 14.6 (23.6) 19.4 28.6 Current period settlements on derivative contracts(3) 1.2 8.1 36.4 (26.0) Flood insurance recovery(4) — — — (27.3) (Gain) loss on extinguishment of debt(5) (0.2) — 4.9 — Expenses associated with the East Dubuque Merger(6) — 0.8 3.1 2.3 Insurance recovery - business interruption(7) — — (2.1) — Adjustments attributable to noncontrolling interest 2.4 (33.1) (20.0) (51.5) Adjusted EBITDA(1) $ 22.8 $ 35.6 $ 181.6 $ 498.8 (1) Definition on slide 7 (2) Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) for share-based compensation expense to derive Adjusted net income. Adjusted net income for the three months and year ended December 31, 2015 would have been $31.9 and $486.0 million, respectively, without adjusting for share-based compensation expense of $3.7 and $12.8 million, respectively. (3) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (4) Represents an insurance recovery from environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007. (5) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment. (6) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the three months ended December 31, 2015 and the years ended December 31, 2016 and 2015 that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses. (7) CVR Partners received a business interruption recovery of $2.1 million in the third quarter 2016. 11

Petroleum Non-GAAP Financial Measures Financials Fourth Quarter Year to Date ($ in millions) 12/31/2016 12/31/2015 12/31/2016 12/31/2015 Petroleum net income (loss) $ (10.7) $ (122.2) $ 15.3 $ 291.2 Interest expense and other financing cost, net of interest income 11.6 10.4 43.3 42.2 Income tax expense — — — — Depreciation and amortization 33.4 32.1 129.0 130.2 Petroleum EBITDA(1) $ 34.3 $ (79.7) $ 187.6 $ 463.6 FIFO impact, (favorable) unfavorable (22.4) 26.6 (52.1) 60.3 Share-based compensation, non-cash — 0.1 — 0.6 Major scheduled turnaround expenses — 84.9 31.5 102.2 (Gain) loss on derivatives, net 14.6 (23.6) 19.4 28.6 Current period settlements on derivative contracts(2) 1.2 8.1 36.4 (26.0) Flood insurance recovery(3) — — — (27.3) Adjusted Petroleum EBITDA(1) $ 27.7 $ 16.4 $ 222.8 $ 602.0 (1) Definition on slide 7 (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (3) Represents an insurance recovery from environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007. 12

Fertilizer Non-GAAP Financial Measures Financials Fourth Quarter Year to Date ($ in millions) 12/31/2016 12/31/2015 12/31/2016 12/31/2015 Nitrogen Fertilizer net income (loss) $ (14.5) $ 18.7 $ (26.9) $ 62.0 Interest expense and other financing costs, net 15.8 1.8 48.6 7.0 Income tax expense — — 0.3 — Depreciation and amortization 17.2 7.2 58.2 28.4 Nitrogen Fertilizer EBITDA(1) $ 18.5 $ 27.7 $ 80.2 $ 97.4 Share-based compensation, non-cash — — — 0.1 Major scheduled turnaround expenses — — 6.6 7.0 (Gain) loss on extinguishment of debt(2) (0.2) — 4.9 — Expenses associated with the East Dubuque Merger(3) — 0.8 3.1 2.3 Insurance recovery - business interruption(4) — — (2.1) — Adjusted Nitrogen Fertilizer EBITDA(1) $ 18.3 $ 28.5 $ 92.7 $ 106.8 (1) Definition on slide 7 (2) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment. (3) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the three months ended December 31, 2015 and the years ended December 31, 2016 and 2015 that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses. (4) CVR Partners received a business interruption recovery of $2.1 million in the third quarter 2016. 13